Exhibit 99.1

Tremisis Energy Acquisition Corporation II

Acquisition of

ASIANA IDT, Inc.



October 2009

Safe Harbor

THIS PRESENTATION IS BEING PRESENTED BY TREMISIS ENERGY ACQUISITION CORPORATION II ("TREMISIS II") FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING TREMISIS II SECURITIES, REGARDING ITS ACQUISITION OF ALL THE OUTSTANDING CAPITAL STOCK OF ASIANA IDT, INC. ("ASIANA IDT"). THE SOLE PURPOSE OF THIS PRESENTATION IS TO ASSIST PERSONS IN DECIDING WHETHER THEY WISH TO PROCEED WITH A FURTHER REVIEW OF THE PROPOSED TRANSACTION DISCUSSED HEREIN. THIS PRESENTATION IS NOT INTENDED TO BE ALL-INCLUSIVE OR TO CONTAIN ALL OF THE INFORMATION THAT A PERSON MAY DESIRE IN CONSIDERING THE PROPOSED TRANSACTION AND IS NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF THE PROPOSED TRANSACTION.

TREMISIS II HAS FILED A PRELIMINARY PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") IN CONNECTION WITH THE PROPOSED TRANSACTION. STOCKHOLDERS AND WARRANTHOLDERS OF TREMISIS II ARE ENCOURAGED TO READ THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT IFORMATION. SUCH PERSONS CAN ALSO READ TREMISIS II'S FINAL PROSPECTUS, DATED DECEMBER 6, 2007 AND ITS CURRENT REPORT ON FORM 8-K DATED MARCH 13, 2009, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE TREMISIS II OFFICERS AND DIRECTORS AND OF MERRILL LYNCH AND EARLYBIRD CAPITAL, INC. AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AND WARRANTHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE ACQUISITION AND THE WARRANT AGREEMENT AMENDMENT. STOCKHOLDERS AND WARRANTHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: TREMISIS ENERGY ACQUISITION CORPORATION II, 545-7 DOGOK-DONG, SOFTFORUM B/D, 7TH FLOOR, GANGNAM-GU, SEOUL, SOUTH KOREA 135-270. THE PRELIMINARY PROXY STATEMENT AND CURRENT REPORT, AND THE DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, MAY ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION'S INTERNET SITE (http://www.sec.gov). TREMISIS II, ASIANA IDT AND ASIANA AIRLINES, INC., THE CURRENT PARENT COMPANY OF ASIANA IDT, AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECIAL MEETING OF TREMISIS II STOCKHOLDERS TO BE HELD TO APPROVE THE ACQUISITION AND THE SPECIAL MEETING OF TREMISIS II WARRANTHOLDERS TO BE HELD TO APPROVE AN AMENDMENT TO THE GOVERNING WARRANT AGREEMENT AND REDEMPTION OF OUTSTANDING WARRANTS.

MERRILL LYNCH AND EARLYBIRD CAPITAL, INC., WHO ACTED AS UNDERWRITERS IN TREMISIS II'S INITIAL PUBLIC OFFERING WILL RECEIVE DEFERRED UNDERWRITING COMMISSIONS TOTALLING $3,114,454 UPON CONSUMMATION OF THE ACQUISITION. IF THE ACQUISITION IS NOT CONSUMMATED AND TREMISIS II DOES NOT CONSUMMATE ANOTHER BUSINESS COMBINATION TRANSACTION BY DECEMBER 6, 2009, SUCH DEFERRED UNDERWRITNG COMMISSIONS WILL BE FORFEITED BY THE UNDERWRITERS AND WILL BE INCLUDED AMONG THE FUNDS THAT WILL BE AVAILABLE TO THE TREMISIS II STOCKHOLDERS UPON LIQUIDATION.

THIS PRESENTATION SHALL NOT CONSTITUTE A SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED TRANSACTION. THIS PRESENTATION SHALL ALSO NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITIES, NOR SHALLTHERE BE ANY SALE OF SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH JURISDICTION. NO OFFERING OF SECUTIRIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION THEREFROM.

ASIANA IDT

Forward Looking Statements

THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE DEFINITION OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. YOU CAN IDENTIFY THESE STATEMENTS BY FORWARD-LOOKING WORDS SUCH AS "MAY," "EXPECT," "ANTICIPATE," "CONTEMPLATE," "BELIEVE," "ESTIMATE," "INTENDS," AND "CONTINUE" OR SIMILAR WORDS. YOU SHOULD READ STATEMENTS THAT CONTAIN THESE WORDS CAREFULLY BECAUSE THEY DISCUSS FUTURE EXPECTATIONS; CONTAIN PROJECTIONS OF FUTURE RESULTS OF OPERATIONS OR FINANCIAL CONDITION; OR STATE OTHER "FORWARD-LOOKING" INFORMATION.

TREMISIS II AND ASIANA IDT BELIEVE IT IS IMPORTANT TO COMMUNICATE THEIR EXPECTATIONS. HOWEVER, THERE MAY BE EVENTS IN THE FUTURE THAT THEY ARE NOT ABLE TO PREDICT ACCURATELY OR OVER WHICH THEY HAVE NO CONTROL. THE MATTERS DISCUSSED IN THIS PRESENTATION PROVIDE EXAMPLES OF RISKS, UNCERTAINTIES AND EVENTS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE EXPECTATIONS DESCRIBED BY TREMISIS II OR ASIANA IDT IN SUCH FORWARD-LOOKING STATEMENTS, INCLUDING AMONG OTHER THINGS: UNCERTAINTIES AS TO THE TIMING OF THE PROPOSED TRANSACTION; APPROVAL OF THE PROPOSED TRANSACTION BY TREMISIS II'S STOCKHOLDERS AND WARRANTHOLDERS; THE SATISFACTION OF CLOSING CONDITIONS TO THE PROPOSED TRANSACTION; COSTS RELATED TO THE PROPOSED TRANSACTION; CHANGES IN ECONOMIC CONDITIONS GENERALLY, CHANGES IN ASIANA IDT'S INDUSTRY; LEGISLATIVE AND REGULATORY CHANGES; AVAILABILITY OF DEBT AND EQUITY CAPITAL TO TREMISIS II AND ASIANA IDT ON FAVORABLE TERMS, OR AT ALL; EXPECTATIONS REGARDING THE TIMING OF GENERATING REVENUES; THE DEGREE AND NATURE OF ASIANA IDT'S COMPETITION; CHANGES IN GAAP; CHANGES IN PERSONNEL AND LACK OF AVAILABILITY OF QUALIFIED PERSONNEL; MARKET TRENDS; AND OTHER FACTORS NOT PRESENTLY IDENTIFIED.

YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE OF THIS PRESENTATION. ALL FORWARD-LOOKING STATEMENTS INCLUDED HEREIN ATTRIBUTABLE TO ANY OF TREMISIS II, ASIANA IDT OR ANY PERSON ACTING ON EITHER PARTY'S BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS CONTAINED OR REFERRED TO IN THIS SECTION. EXCEPT TO THE EXTENT REQUIRED BY APPLICABLE LAWS AND REGULATIONS, TREMISIS II AND ASIANA IDT UNDERTAKE NO OBLIGATIONS TO UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE OF THIS PRESENTATION OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

Transaction Overview

Transaction Summary

- On August 5, 2009, Tremisis Energy Acquisition Corporation II ("TGY") announced the acquisition of 100% of the capital stock of Asiana IDT, Inc. ("IDT") from Asiana Airlines, an affiliate of the Kumho Asiana Group ("KAG"), the 9th largest conglomerate in Korea (KAG gross revenue in '08 was $21B)
  - IDT is a major IT services provider offering various IT outsourcing and related services with its extensive technological experience especially in the construction, transportation and logistics industries.
- Purchase price of $133MM representing 8.9x 6/09 LTM EBITDA of $14.5mm[1]
  - Consideration is $57.1MM in cash and 9,702,800 shares
  - Asiana Airlines will own 50% plus 1 share of TGY post-closing
  - 2,203,298 shares of the 2,433,168 shares of TGY common stock presently owned by its initial founders shall be retired
  - Pursuant to the purchase agreement, TGY is obligated to redeem all of the warrants promptly after the closing.






1) For reconciliation of EBITDA to operating profit see slide 28.

Overview

- Major information technology service provider offering total solutions, primarily for the Korean market (including affiliates of KAG)
  - Consulting, network integration, system integration, system management and other outsourcing and technological services
- Predominantly focused on serving the construction, transportation and logistics industries
  - Enables clients to function strategically in order to improve efficiency and enter into new businesses
- Originated in 1973 as an internal operating division of the Kumho Asiana Group to provide IT services to other members of the group
  - Incorporated in 1991 as a wholly owned subsidiary of Asiana Airlines
  - Members of Kumho Asiana Group accounted for approximately 77% of its revenues in 2008









Investment Highlights

ASIANA IDT

Investment Highlights

Strong sales visibility due to KAG market

- **Majority of current revenue tied to long-term 5 - 10 year contracts with KAG affiliates**
  - –Estimation of annual revenue of $174MM until 2013
  - –Contract terms are typically re-negotiated annually based on inflation & wage increase
  - –Difficult to be replaced given history and in depth knowledge of businesses

Industry specialization

- **Industry experience gained with the KAG affiliates in construction, logistics and transportation provides an advantage when bidding against competitors for non-KAG business**
  - –Korea Express (Logistics), market leader with $1.7B revenue in 2008
  - –Daewoo E&C (Construction), market leader with $6.0B revenue in 2008
  - –Asiana Airlines (Transportation), one of two major airlines in Korea with $3.9B revenue in 2008

Rapid historical & projected growth

- **5-year Revenue and EBITDA CAGR of 34% and 38%, respectively compared to the Korea IT industry average of 13% of 5-year revenue** [1]
- **A fast growing IT service company in Korea**
  - –2008 Revenue: $222MM, EBITDA: $17.5MM [2]

Significant future growth opportunities

- **Aggressively developing technologies in new high growth segments in order to diversify customer base**

1) Source: May, 2009 KRG (Knowledge Research Group) report
2) See slide 28

Valuation

ASIANA IDT

Implied Valuation

	Implied Purchase Price
Cash	$57,109,050
Stock	
Shares	9,702,800
TGY Stock Price Used in Calculation	$7.84
	$76,069,952
Implied Equity Value of Asiana IDT	**$133,179,002**
Net Debt	(4,976,000)
TEV	**$128,203,002**
LTM EBITDA	$14,457,057
2009E EBITDA	$ 20,580,000

Multiples of EBITDA	**Asiana IDT**	**Mean Peer Mutiple** [1]
LTM EBITDA	8.9x	10.1x
2009E EBITDA	6.3x	

1) See slide 11

Public Comparable Companies

(in millions of USD)

Source: Korea Information Service and FNGuide as of Oct 23, 2009

Company	Market Cap	Net Debt	EV	Revenue 06-08 CAGR	EBITDA 06-08 CAGR	Net Income 06-08 CAGR	08 EBITDA Margin	LTM TEV/EBITDA
SK C&C [1]	$1,189	$793	$1,982	7.3%	-11%	-13%	9.7%	18.7x
Posdata	$394	$74	$468	6.7%	-24%	NA	7.0%	12.7x
Hyundai Information & Technology	$41	$51	$92	-14%	-1.6%	NA	6.9%	7.4x
Dongbu CNI	$55	$0.1	$55	11%	18%	19%	8.2%	5.6x
Tongyang Systems	$29	-$10	$19	26%	44%	78%	4.4%	6.0x
Mean				7.4%	5.1%	27.9%	7.2%	**10.1x**
Asiana IDT				20.8%	36.4%	39.8%	7.8%	**8.9x**
						Asiana IDT 09E Multiple		**6.3x**

1) SK C&C is planning an IPO in the Korea Exchange on Nov 11, 2009; expected implied equity value based on prospectus is $1,189b - $1,359b.

NA =Not Available

For reconciliation of EBITDA to operating profit see slide 28.

Post-Deal Cap Table

	Pre-Acquisition		Post-Acquisition	
	Stock	%	Stock	%
TGY existing shareholders				
Public	9,602,799	78.9%	9,602,799	48.8%
Sang Chul Kim and Others	2,433,168	20.0%	229,870	1.2%
Asiana Airlines	129,870	1.1%	9,832,670	50.0%
TGY Total	12,165,837	100.0%	19,665,339	100.0%

Note:
1) Post-Acquisition, Asiana Airlines will own 50% plus 1 share of TGY.
2) On October 15, 2009, Asiana Airlines bought 129,870 shares of TGY as part of the purchase agreement.
3) It is a condition to closing that the agreement governing TGY outstanding warrants be amended to provide for their redemption and retirement promptly following the closing.

Business Overview

Business Snapshot by Service[1)]

Business Area by Services

System Management & IT Outsourcing

$77MM
35%

- Legacy system maintenance/upgrade
- Network maintenance/upgrade
- Supply of H/W and S/W

IT Consulting

$14MM
6%

- Biz Process Reengineering (BPR)
- Process Innovation (PI)
- Ubiquitous Strategy Plan (USP)
- Information Strategy Plan (ISP)
- Information Technology Architecture (ITA)

Solution and Others

$10MM
5%

- RFID Middleware
- RFID reader


SM/IT Outsourcing
SI
NI
Solution and Others
IT Consulting

System Integration

$104MM
48%

- **Public sector**
  Intelligent Transport System, Airport, Environment
- **Financial sector**
  Life Insurance, Merchandise banking
- **Ubiquitous sector**
  RFID, ubiquitous city
- **Service sector**
  Aviation, Transport, Education, Leisure
- **Construction sector**
  Home network, Intelligent Building Solution, Intelligent Transport System

Network Integration

$13MM
6%

- Network diagnosis and consulting
- Design and supply of network solutions
- Construction of network infrastructure and maintenance

Asiana IDT is the total IT solution provider

1) 2008 sales exclude sales from IDT's China subsidiary

Industry Expertise in High Growth Segments

Growth Drivers

Construction + IT

- Government economic stimulus focused on infrastructure and construction combined with demand for public services (road, railroad, airport, and harbor)
  - Example:
    - Intelligent Transport System - 12 new projects in 2009($14MM)
    - Intelligent Building Solutions and Home Network - 77 new projects in Korea & 1 project in Vietnam in 2009($39MM)
    - Sewage Processing Integrated System – 7 new projects in Korea in 2009 & 1 project in Al Marjan, U.A.E in 2009($6MM)

Logistics + IT

- Continuous development of IT systems critical for logistics companies in order to manage costs and remain competitive
  - Example:
    - Automatic Sorting System for Warehouse, etc – 10 new projects in 2009($33MM)

Transportation + IT

- Demand for efficient and fast transportation systems is driving need for IT systems to support airport, air cargo, in-road, railroad, and maritime commerce systems
  - Example:
    - Common Use Self Check-in System for 2 international airports in Korea
    - Currently working on 5 new projects for Korean airport in 2009($1MM)

Competitive Advantages

- Strong industry knowledge and expertise in Construction, Logistics &Transportation segments due to relationship with KAG[1)]
- Leader in RFID technology - domestic patents provide high barrier to entry
  - Designed and produced first RFID reader and antenna in Korea in 2005
  - Currently have 23 domestic patents for RFID technology and 22 pending
    - Obtained domestic patent for EPC Global Authentication for RFID reader
    - 3 domestic patents for Home Network pending
  - Currently supply RFID technology for airline passenger baggage tracking systems for all domestic airports in Korea
  - Embed RFID tags inside Kumho tires as a pilot project
- Highly skilled employee base with limited turnover
  - Strong employee satisfaction resulting in turnover ratio of less than 3% every year
- Low cost off-shore Kumho Software Development Center in China
  - Ability to utilize low cost, high quality developers allows for more competitive pricing

1) See slide 35

KAG Customers Provide Strong Visibility

- Approximately 77% of IDT sales are to Kumho Asiana Group affiliates[1)]
  - Long-term 5-10 year contracts
  - Estimation of $174MM revenue annually until 2013

Sales Breakdown by Customer[1)]



KUMHO ASIANA GROUP
Others
23%
77%
% of total sales (2008)
24%
12%
8%
8%
25%
23%
Asiana Airlines
Kumho Tire
Kumho Life
Daewoo E&C
Other KAG
Other

Provides steady, dependable revenue stream with strong visibility

1) Based on 2008 sales

Asiana IDT Management Overview

- Seasoned management team with strong track record
  - Average of 20 years experience in the IT services industry

Management Team

Name	Title	Background
Chang-Kyu Kim	President & CEO	Former CEO of Kumho Trading and Kumho Resort
Seung-bum Oh	Executive Senior Vice President & Chief Marketing Officer	Former Senior Vice President of Microsoft Korea
Dong-bok Yoon	CFO	Various management positions at Asiana Airlines and Strategic Management Division
Sang-duk Shin	Senior Vice President, Construction Sales	Former Senior Vice President of Daewoo E&C
Ho-san Kim	Senior Vice President, Manufacturing & Logistics	Former General Manager of Kumho Tire division at Asiana Airlines
Dong-nam Choi	Senior Vice President, Airline Information System Operation & Infrastructure	Former Director of Asiana Airlines division at Asiana Airlines

TGY Management Overview

Management Team

Name	Title	Background
Chang-Kyu Kim	Director and CEO	President and CEO of Asiana IDT
Young-Doo Yoon	Director and President	President and COO of Asiana Airlines
Chang-Soo Han	Director and Principal Financial Officer	SVP, Finance & Accounting of Asiana Airlines
Young Ju Lee	Director	Senior MD, Strategy & Management of Kumho Asiana Group
Serck Joo Hong	Director	Executive Advisor of A.T. Kearny Korea LLC
Won-Joon Lee	Director	Executive Director of Asia Pacific Transportation & Travel Service
Hyanghee Seo	Director	Senior Managing Partner or Joowon Law Firm

Korean IT Service Industry Overview

- Korean IT service market expected to grow by an average of 7.2% over next 3 years


(Unit : billion KRW)
9,858
10,200
11,070
11,950
12,750
2008
2009(E)
2010(E)
2111(E)
2012(E)

Source: Korea Research , 2009.5 "Korea IT Service Market Forecast"

2009

- 2009 financial crisis caused slowdown in growth of Korean IT service market
- New investment slowed due to lack of liquidity

2010+

- Growth of government IT budgets and investment in public sector expected to drive strong growth
- Infrastructure projects such as Ubiquitous City, Intelligent Transport System, etc will increase due to the support policy from government

Growth Strategy

Growth Strategy

- Strong overseas business expansion opportunity with KAG affiliates
  - Affiliates are expanding overseas markets for their products and services in transportation, logistics & construction
- Future growth being driven by proprietary advanced technologies
  - Ubiquitous City[1], Green IT[1], Advanced Logistics[1], Common Use Check-in System in Construction, Logistics and Transportation business
- Aggressively pursuing entry into Chinese IT services market via Kumho Software Development Center in China
  - Expand business to other companies based on experience with KAG affiliates in China
- R&D center supports growing RFID business
  - Development of new business models
  - Development of enhanced RFID readers, sensors and tags

1) See slide 23 and 24

Future Growth Driver

U-City	**Description**	Establish the IT infrastructure for the ubiquitous and intelligent city complex using our cutting-edge information technologies. The project will initially spend the 2009-to-2010 period in laying out the foundation for the entire scheme of the project, 2011-to-2012 period in actually growing the business and securing the profitability of the project, and 2013-to-2014 period in stabilizing the business and expanding our market.
	Service Areas	• U-transportation, logistics, facility-management, environment • Urban-integrated operational center, security guard, fire prevention • U-health-care, medical service • U-traveling, sports







Future Growth Driver

Green IT	**Description**	Utilize information technology to boost energy efficiency, promote low-carbon products and other environmentally-friendly technologies
	Service Areas	• HEMS : Home Energy Management System • Smart Grid, Cloud Computing • Environment watching / controlling system • Paperless record-keeping • Pollution reduction
Advanced Logistics Business	**Description**	Build integrated systems and solutions for logistics services by networking each service provider in logistics infrastructure, consulting and information technologies. Our Group's internal logistics / transportation businesses will provide the foundation of our services.
	Service Areas	• Combined logistics information technology service - 3rd party logistics (3PL) - 4th party logistics (4PL)

Financials

Financial Summary[1)]

In USD ($ in 000s)

Asiana IDT	2006	2007	2008	2009E	LTM 06/2009	1H 2008	1H 2009
Exchange rate(USD:KRW)	*955.5*	*929.2*	*1102.6*	*1,200.0*	*1281.3*	*986.1*	*1350.9*
Net Sales	**152,531**	**212,553**	**222,448**	**216,086**	**186,227**	**114,464**	**78,623**
Growth (y/y)	–	*39.40%*	*4.70%*	*-2.86%*	–	–	*-31.30%*
Gross Profit	50,229	64,765	70,940	71,401	62,727	38,060	29,376
Margin	*32.90%*	*30.50%*	*31.90%*	*33.04%*	*33.70%*	*33.30%*	*37.40%*
Operating Profit	6,899	7,478	14,157	16,331	11,546	7,773	5,070
Depreciation and Amortization	2,484	3,976	3,295	4,249	2,911	1,695	1,309
EBITDA	**9,383**	**11,454**	**17,452**	**20,580**	**14,457**	**9,468**	**6,379**
Growth (y/y)		*22.10%*	*52.40%*	*17.93%*			*-32.60%*
Margin	*6.20%*	*5.40%*	*7.80%*	*9.52%*	*7.80%*	*8.30%*	*8.10%*
Net Income	**5,992**	**8,650**	**11,711**	**11,656**	**9,256**	**5,927**	**3,547**
Growth (y/y)	–	*44.40%*	*35.40%*	*-0.47%*	–	–	*-40.20%*
Margin	–	*4.10%*	*5.30%*	*5.39%*	*5.00%*	*5.20%*	*4.50%*


Sales
$152,531
$212,553
$222,448
$216,086
2006
2007
2008
2009E


EBITDA
$9,383
$11,454
$17,452
$20,580
2006
2007
2008
2009E


Net Income
$5,992
$8,650
$11,711
$11,656
2006
2007
2008
2009E

1) IDT's China subsidiary is included

Financial Summary[1)]

In KRW (in MM)

Asiana IDT	2006	2007	2008	2009E	LTM 06/2009	1H 2008	1H 2009
Net Sales	**145,743**	**197,504**	**245,271**	**259,303**	**238,613**	**112,873**	**106,212**
Growth (y/y)	–	*35.52%*	*24.19%*	*5.72%*	–	–	*-5.90%*
Gross Profit	47,994	60,180	78,218	85,681	80,372	37,531	39,684
Margin	*32.93%*	*30.47%*	*31.89%*	*33.04%*	*33.68%*	*33.25%*	*37.36%*
Operating Profit	6,592	6,949	15,610	19,597	14,794	7,665	6,849
Depreciation and Amortization	2,373	3,694	3,633	5,099	3,730	1,671	1,768
EBITDA	**8,965**	**10,643**	**19,243**	**24,697**	**18,524**	**9,336**	**8,617**
Growth (y/y)		*18.71%*	*80.80%*	*28.34%*			*-32.60%*
Margin	*6.20%*	*5.39%*	*7.85%*	*9.52%*	*7.80%*	*8.30%*	*8.10%*
Net Income	**5,725**	**8,038**	**12,913**	**13,988**	**11,860**	**5,845**	**4,792**
Growth (y/y)	–	*40.39%*	*60.65%*	*8.33%*	–	–	*-18.02%*
Margin	–	*4.07%*	*5.26%*	*5.39%*	*4.97%*	*5.18%*	*4.51%*


Sales
145,743
197,504
245,271
259,303
2006
2007
2008
2009E


EBITDA
8,956
10,643
19,243
24,697
2006
2007
2008
2009E


Net Income
5,725
8,038
12,913
13,988
2006
2007
2008
2009E

1) IDT's China subsidiary is included

Sales Breakdown by Services[1)]

(Unit: 1,000 USD)

Sales by Services (2008)

Type	Service	2009 (to 6/30)	2008	2007
Exchange Rate (KRW/USD)		1350.46	1102.59	929.2
KAG Market	SI	11,981	69,022	73,236
	SM/ IT Outsourcing	34,281	76,769	61,052
	NI	4,958	5,930	15,229
	IT Consulting	1,227	7,434	7,920
	Others	2,359	9,561	29
	Subtotal	**54,806**	**168,716**	**157,466**
Non-KAG Market	SI	13,596	35,283	41,734
	SM/ IT Outsourcing	178	570	2,517
	NI	2,598	7,189	313
	IT Consulting	2,981	6,389	5,248
	Other IT Services	101	110	288
	Subtotal	**19,454**	**49,541**	**50,101**
Total	SI	25,577	104,304	114,969
	SM/ IT Outsourcing	34,459	77,339	63,569
	NI	7,556	13,119	15,543
	IT Consulting	4,208	13,823	13,168
	Other IT Services	2,460	9,672	317
	Total	**74,260**	**218,257**	**207,567**

Sales Breakdown


SI
SM/Outsourcing
IT Consulting
NI
Others
(Unit: %)
6%
6%
4
48%
35%

1) Excludes sales from IDT's China subsidiary

Sales Breakdown by Industry[1)]

(Unit: 1,000 USD)

Sales by Services (2008)

Type	Industry	2009 (to 6/30)	2008	2007
Exchange Rate (KRW/USD)		1350.46	1102.59	929.2
KAG Market	Construction	7,984	17,078	23,667
	Transportation	22,801	63,788	55,430
	Logistics	5,122	9,690	1,530
	Other	18,899	78,160	76,839
	Subtotal	**54,806**	**168,716**	**157,466**
Non-KAG Market	Construction	11,234	32,232	12,041
	Transportation	2,718	4,231	3,399
	Logistics	-	491	50
	Other	5,502	12,586	34,611
	Subtotal	**19,454**	**49,541**	**50,101**
Total	Construction	19,219	49,310	35,708
	Transportation	25,519	68,019	58,829
	Logistics	5,122	10,181	1,580
	Other	24,401	90,746	111,449
	Total	**74,260**	**218,257**	**207,567**

Sales Breakdown


Construction
Transportation
Logistics
Others
(Unit: %)
23%
42%
31%
5%

1) Excludes sales from IDT's China subsidiary

Asiana IDT's Order Backlog

Backlog

Customer Type	Industry	Backlog at August 30th, 2009	To be completed by December 31st, 2009	To be Completed after December 31st, 2009
Exchange Rate		1,249.5	1,200	1,200
Kumho Asiana Group Members	Construction	20,419,988	11,840,009	8,579,978
	Transportation	56,720,901	32,888,169	23,832,732
	Logistics	17,101,929	9,916,117	7,185,811
	Other	48,735,668	28,258,135	20,477,533
	KAG Group Total	142,978,485	82,902,430	60,076,055
Other Customers	Construction	35,226,682	18,853,667	16,373,015
	Transportation	6,231,284	3,335,045	2,896,240
	Logistics	-	-	-
	Other	19,534,143	10,454,866	9,079,277
	Other Customer Total	60,992,109	32,634,578	28,348,532
Total Sales		$203,970,595	$115,546,008	$88,424,587

Appendix

KUMHO ASIANA GROUP Overview

Divisions

Construction

- Solidify mgt & maximize profit
- Lay foundation for stable growth & strengthen risk management
- Secure cost competitiveness of overseas businesses
- Maximize labor & organizational efficiency

Transportation /Logistics /Service

- Maximize efficiency in management & aircraft asset
- Expand international business of Korea Express, Inc.
- Maximize synergy by integrating car rental division

Chemicals /Tiers

- Increase market share in the synthetic rubber sector
- Develop new promising businesses while strengthen competitiveness in business in China
- Expand overseas tire distribution channel

Group Revenue



(Unit : USD MM)
13,032
14,529
18,473
20,287
2006
2007
2008
2009(E)



Construction
11.2%
7,096
7,894
'08
'09(E)
Transportation/ Logistics/Services
14.2%
5,873
6,707
'08
'09(E)
Chemical/ Tire
3.3%
5,505
5,686
'08
'09(E)

Divisions of KUMHO ASIANA GROUP

Group Divisions
(Sales Portion)


Chemicals /Tiers
30%
Construction
38%
Transportation /Logistics /Service
32%

Division	Affiliate	Sub-area	Domestic Rank (International Rank)	M/S
Construction	Daewoo E&C	Construction	1	USD 7,113MM
	Kumho Industrial (Construction)	Construction	13	USD 1,540MM
	Kumho St	Construction	-	-
Transportation /Logistics /Service	Korea Express	Courier	1	160MM Cases
		Harbor Loading and Discharging or Stevedoring	1	15.1%
		Transport	1	34.0%
		Kumho Rent Car	1	24.5%
	Express Bus Division	Passenger Transportation	1	39.6%
	Asiana Airline	Domestic Flight	2	32.2%
Chemicals /Tiers	Kumho Petrochemical	Synthesis Rubber	1(1)	70.0%
	Kumho Polychemical	EPDM Rubber	1(8)	72.3%
	Kumho P&B Chemical	Phenol	1(8)	67.0%
		BPA	1(7)	34.0%
	Kumho Tire	OEM	2	40.5%
		REM	2	40.8%

Source: Kumho Asiana Group IR Report